UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

Helios and Matheson Analytics Inc.

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Helios and Matheson Analytics Files $1.2 Billion Universal Shelf Registration Statement

July 2, 2018 8:25 AM Eastern Daylight Time

NEW YORK-- Helios and Matheson Analytics Inc. (Nasdaq: HMNY) (“HMNY”) announced today that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”). Under the shelf registration statement, once the SEC declares it effective, HMNY may offer and sell, from time to time, up to $1.2 billion of a variety of its equity and debt securities over a period of three years.

Under the shelf registration statement, HMNY will have the flexibility to publicly offer and sell from time to time common stock, preferred stock, debt securities, warrants, subscription rights, units or any combination of such securities. HMNY may periodically offer one or more of these securities in amounts, at prices and on terms announced, if and when the securities are ever offered. The specific terms of any potential future offerings, along with the intended use of proceeds of any such securities offered by HMNY, will be described in a prospectus supplement at the time of any such offering.

The registration statement is intended to provide HMNY additional flexibility to finance its growth, including the growth of MoviePass Inc. (HMNY’s movie theater subscription service), MoviePass Ventures LLC (HMNY’s movie investment subsidiary), MoviePass Films LLC (HMNY’s original content production subsidiary), and Moviefone™ (HMNY’s media content advertising platform).

HMNY’s ability to avail itself of this shelf registration statement for the purpose of selling its equity securities will depend, in part, on HMNY obtaining the affirmative vote of its stockholders at its upcoming special meeting of stockholders (the “Special Meeting”) to increase its authorized common stock or effect a combination of its outstanding common stock.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer for sale, or solicitation of an offer to buy, any of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction. Any offering of the securities covered by the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov.

Additional Information for Stockholders of HMNY about the Special Meeting and Where to Find It

HMNY has filed with the SEC a preliminary proxy statement and will furnish its stockholders with a definitive proxy statement in connection with the Special Meeting and security holders of HMNY are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about HMNY and its affiliates and the Special Meeting. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by HMNY with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of HMNY’s filings from HMNY’s website at www.hmny.com or by directing a request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

INVESTORS AND SECURITY HOLDERS OF HMNY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE SPECIAL MEETING PROPOSALS.

Participants in the Solicitation

HMNY and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of HMNY in connection with the Special Meeting. Information about those directors and executive officers of HMNY, including their ownership of HMNY securities, is set forth in its annual report on Form 10-K for the year ended December 31, 2017, which HMNY filed with the SEC on April 17, 2018. Investors and security holders may obtain additional information regarding the direct and indirect interests of HMNY and its directors and executive officers in the Special Meeting Proposals by reading the proxy statement and other public filings referred to above.

About Helios and Matheson

Helios and Matheson Analytics Inc. (Nasdaq: HMNY) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening, and consumer-centric technology. HMNY currently owns approximately 92% of the outstanding shares (excluding options and warrants) of MoviePass Inc., the nation's premier movie-theater subscription service. HMNY’s holdings include RedZone Map™, a safety and navigation app for iOS and Android users, and a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. HMNY is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit us at www.hmny.com.

About MoviePass

MoviePass, Inc. (“MoviePass”) is a marketing technology company dedicated to enhancing the exploration of cinema and the movie going experience. As the nation's premier movie-theater subscription service, MoviePass provides film enthusiasts the ability to attend up to one new movie title per day in theaters. The service, accepted at more than 91% of theaters across the United States, is the nation's largest theater network. For more information, visit www.moviepass.com.

Cautionary Statement on Forward-looking Information

Certain information in this communication contains “forward-looking statements” about HMNY and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding the prospects of HMNY, MoviePass and HMNY’s other subsidiaries and assets and the ability of HMNY to obtain stockholder approval to increase its authorized common stock or effect a combination of its outstanding common stock in an amount that is sufficient for HMNY to use the shelf registration statement to offer and sell its equity securities, if and when the SEC declares the shelf registration statement effective. Statements regarding future events are based on HMNY’s current expectations and are necessarily subject to associated risks.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the declaration of effectiveness by the SEC of the shelf registration statement, the consummation of any financing under the shelf registration statement, and HMNY obtaining the affirmative vote of its stockholders to increase its authorized common stock or effect a combination of its outstanding common stock) may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Risk factors and other material information concerning HMNY and MoviePass are described in HMNY’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC on May 15, 2018, in HMNY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on April 17, 2018, and other HMNY filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Contacts

HMNY Contact:
The Pollack PR Marketing Group
Stephanie Goldman/Mark Havenner, 310-556-4443
sgoldman@ppmgcorp.com/ mhavenner@ppmgcorp.com
or
MoviePass Contact:
LaunchSquad for MoviePass
Gavin Skillman, 212-564-3665
moviepass@launchsquad.com

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